UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________
FORM 8-K/A
______________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2025
_____________________________
FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
 ______________________________

Federally Chartered Corporation of the	000-51404	35-6001443
United States
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 28, 2025, the Federal Home Loan Bank of Indianapolis (the "Bank") filed a Current Report on Form 8-K (the
"Original Report") with the Securities and Exchange Commission reporting the reelection of incumbent directors Michael E. Bosway, Perry G. Hines, J. Daniel Maddox, and Larry W. Myers (together, the "Directors Elect") to the Bank’s Board of Directors (the "Board"). On that date, the committees of the Board on which the Directors Elect will serve when their terms commence on January 1, 2026, had not been determined.

On November 24, 2025, the Bank filed Amendment No. 1 on Form 8-K/A to supplement the Original Report to disclose the Board’s 2026 Committee Assignments for all Directors.

This Amendment No. 2 on Form 8-K/A further supplements the Original Report to disclose the policy pursuant to which all Directors will be remunerated for their services for 2026.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2026 Directors’ Compensation and Expense Reimbursement Policy

On November 21, 2025, the Board approved the 2026 Directors’ Compensation and Expense Reimbursement Policy ("Policy"), effective January 1, 2026, subject to receipt of non-objection of the Policy from the Federal Housing Finance Agency, which has been received.

The following description of the Policy is qualified in its entirety by reference to the full text of the Policy, a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

Annual Compensation

The Policy provides for a Bank Director (other than the Chair, Vice Chair, and Committee chairs) who attends at least seventy-five percent of all scheduled in-person meetings and conference calls, subject to limited exceptions set forth in the Policy, to be paid a total annual fee of $123,000. The Policy provides for the Chair and Vice Chair of the Board to be paid an annual fee of $160,425 and $141,864, respectively. The Policy also provides for the Chairs of the Audit Committee and the Risk Oversight Committee to be paid an annual fee of $137,000, the Human Resources and Compensation Committee Chair to be paid annual fee of $133,900 and the Chair of each other Committee to be paid an annual fee of $130,000 (except the Board Chair serving as Chair of the Executive/Governance Committee). Any director that serves as chair of more than one committee shall be entitled to receive an additional fee of $10,000, prorated.

Expense Reimbursement

In addition, the Policy provides for the reimbursement of directors’ travel expenses. Travel expenses include reasonable and necessary transportation, meals, lodging, entertainment and incremental communication charges.

Performance Requirements

Director fees are subject to reduction or non-payment in certain circumstances for excessive absences. In addition, the Policy authorizes a reduction of a director's quarterly fee if a majority of disinterested directors determine that such director's performance, ethical conduct or attendance is significantly deficient.

Deferred Compensation

Directors are eligible to participate in the Directors’ Deferred Compensation Plan. Under this plan, Directors may elect to defer all or a portion of the fees payable to them for a calendar year for their services as Directors. This plan is more fully discussed in Item 11 - Executive Compensation - Director Compensation - Directors’ Deferred Compensation Plan in the Bank’s annual report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2025.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

10.1	2026 Directors’ Compensation and Expense Reimbursement Policy
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2026

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/BRENDAN W. MCGRATH
Brendan W. McGrath
President - Chief Executive Officer